Exhibit 99.2

The	Supplementary	December 31, 2014
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

DECEMBER 31, 2014

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Quarterly	6-10
Underwriting Results - Year-To-Date	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

AS OF DECEMBER 31

(in millions, except per share amounts)

	2014		2013
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$1,318	3%	$2,114	5%
Fixed Maturities
Tax Exempt	19,772	45	18,421	43
Taxable	19,008	44	18,670	44
Equity Securities	1,964	5	1,810	4
Other Invested Assets	1,423	3	1,598	4

Total Invested Assets	$43,485	100%	$42,613	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,822		$1,132
Equity Securities	875		753

	2,697		1,885
Deferred Income Tax Liability	944		660

	$1,753		$1,225

Capitalization
Long Term Debt	$3,300		$3,300
Shareholders’ Equity	16,296		16,097

Total Capitalization	$19,596		$19,397

Debt as a Percentage of Total Capitalization	16.8%		17.0%

Actual Common Shares Outstanding	232.4		248.3

Book Value Per Common Share	$70.12		$64.83

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$65.03		$61.86

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended December 31
	Fourth Quarter 2014	Twelve Months 2014	From December 2005 to December 31, 2014
Cost of Shares Repurchased	$346	$1,555	$13,468

Average Cost Per Share	$100.58	$92.05	$58.82

Shares Repurchased	3,445,374	16,893,455	228,966,389

During the period from December 2005 through January 2013, the Board of Directors periodically authorized share repurchase programs. Pursuant to these authorizations, approximately 213 million shares of the Corporation’s common stock were repurchased. No shares or funds remain available under these authorizations.

In January 2014, the Board of Directors authorized the repurchase of up to $1.5 billion of the Corporation’s common stock. The January 2014 authorization has no expiration date and, as of December 31, 2014, approximately $52 million remained under this authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

AS OF DECEMBER 31

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	2014	2013	2014	2013
	(in millions)
Short Term Investments	$585	$864	$585	$864

Taxable Fixed Maturities	1,231	1,115	1,244	1,130

Equity Securities	—	—	—	2

TOTAL	$1,816	$1,979	$1,829	$1,996

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	2014	2013	2014	2013
	(in millions)
Short Term Investments	$733	$1,250	$733	$1,250

Fixed Maturities

Tax Exempt	18,614	17,808	19,772	18,421

Taxable	17,113	17,036	17,764	17,540

Equity Securities	1,089	1,057	1,964	1,808

Other Invested Assets	1,423	1,598	1,423	1,598

TOTAL	$38,972	$38,749	$41,656	$40,617

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2014	2013	2014	2013
	(in millions)

CORPORATE INVESTMENT INCOME	$4	$4	$15	$16

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$163	$170	$659	$693

Taxable Interest	95	107	397	417

Other	15	14	58	57

Investment Expenses	(6)	(7)	(25)	(29)

TOTAL	$267	$284	$1,089	$1,138

Effective Tax Rate	17.8%	18.6%	18.1%	18.2%

After-Tax Annualized Yield	2.64%	2.86%	2.73%	2.88%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

AS OF DECEMBER 31

	2014	2013	2012
	(in millions)

Estimated Statutory Policyholders’ Surplus	$15,100	$15,024	$14,117

Rolling Year Statutory Net Premiums Written	$12,593	$12,214	$11,861

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.83:1	0.81:1	0.84:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

TWELVE MONTHS ENDED DECEMBER 31, 2014

	Net Unpaid Losses			IBNR Increase (Decrease)	All Other Unpaid Losses Increase (Decrease)
	Dec. 31 2014	Dec. 31 2013	Increase (Decrease)
	(in millions)
Personal Insurance

Automobile	$397	$390	$7	$10	$(3)

Homeowners	748	715	33	1	32

Other	1,000	968	32	38	(6)

Total Personal	2,145	2,073	72	49	23

Commercial Insurance

Multiple Peril	1,750	1,745	5	2	3

Casualty	6,514	6,576	(62)	83	(145)

Workers’ Compensation	2,918	2,793	125	37	88

Property and Marine	883	886	(3)	—	(3)

Total Commercial	12,065	12,000	65	122	(57)

Specialty Insurance

Professional Liability	6,480	6,889	(409)	(220)	(189)

Surety	75	71	4	6	(2)

Total Specialty	6,555	6,960	(405)	(214)	(191)

Total Insurance	20,765	21,033	(268)	(43)	(225)

Reinsurance Assumed	274	311	(37)	(17)	(20)

Total	$21,039	$21,344	$(305)	$(60)	$(245)

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2014	2013	2014	2013	2014	2013	2014	2013
Net Premiums Written	$182	$175	$672	$651	$265	$249	$1,119	$1,075
Decrease (Increase) in Unearned Premiums	1	1	13	6	(11)	(9)	3	(2)

Net Premiums Earned	183	176	685	657	254	240	1,122	1,073

Net Losses Paid	122	116	339	365	137	124	598	605
Increase (Decrease) in Outstanding Losses	(2)	(4)	(27)	(81)	—	13	(29)	(72)

Net Losses Incurred	120	112	312	284	137	137	569	533

Expenses Incurred	54	53	208	212	109	99	371	364

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$9	$11	$165	$161	$8	$4	$182	$176

Ratios After Dividends to Policyholders:

Loss	65.5%	63.6%	45.5%	43.2%	54.0%	57.1%	50.7%	49.7%
Expense	29.7	30.3	31.0	32.6	41.1	39.7	33.2	33.8

Combined	95.2%	93.9%	76.5%	75.8%	95.1%	96.8%	83.9%	83.5%

Premiums Written as a % of Total	5.8%	5.8%	21.4%	21.4%	8.5%	8.2%	35.7%	35.4%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Net Premiums Written	$284	$279	$393	$395	$284	$245	$357	$340	$1,318	$1,259
Decrease (Increase) in Unearned Premiums	(3)	—	14	13	2	22	7	15	20	50

Net Premiums Earned	281	279	407	408	286	267	364	355	1,338	1,309

Net Losses Paid	156	139	289	297	123	125	196	249	764	810
Increase (Decrease) in Outstanding Losses	(12)	(30)	(1)	5	37	53	(10)	(74)	14	(46)

Net Losses Incurred	144	109	288	302	160	178	186	175	778	764

Expenses Incurred	96	96	113	114	61	54	119	115	389	379

Dividends Incurred	1	—	1	—	10	8	—	—	12	8

Statutory Underwriting Income (Loss)	$40	$74	$5	$(8)	$55	$27	$59	$65	$159	$158

Ratios After Dividends to Policyholders:

Loss	51.5%	39.1%	71.0%	74.0%	57.9%	68.7%	51.1%	49.3%	58.7%	58.7%
Expense	33.9	34.4	28.8	28.9	22.3	22.8	33.3	33.8	29.8	30.3

Combined	85.4%	73.5%	99.8%	102.9%	80.2%	91.5%	84.4%	83.1%	88.5%	89.0%

Premiums Written as a % of Total	9.1%	9.2%	12.5%	13.0%	9.1%	8.0%	11.3%	11.2%	42.0%	41.4%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2014	2013	2014	2013	2014	2013
Net Premiums Written	$628	$627	$73	$78	$701	$705
Decrease (Increase) in Unearned Premiums	(45)	(49)	—	3	(45)	(46)

Net Premiums Earned	583	578	73	81	656	659

Net Losses Paid	492	489	4	14	496	503
Increase (Decrease) in Outstanding Losses	(174)	(141)	(1)	(1)	(175)	(142)

Net Losses Incurred	318	348	3	13	321	361

Expenses Incurred	162	161	32	29	194	190

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$103	$69	$37	$38	$140	$107

Ratios After Dividends to Policyholders:

Loss	54.5%	60.2%	4.2%	16.2%	49.0%	54.9%
Expense	25.8	25.7	44.4	37.7	27.7	27.0

Combined	80.3%	85.9%	48.6%	53.9%	76.7%	81.9%

Premiums Written as a % of Total	20.0%	20.6%	2.3%	2.6%	22.3%	23.2%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2014	2013	2014	2013	2014	2013
Net Premiums Written	$3,138	$3,039	$—	$(1)	$3,138	$3,038
Decrease (Increase) in Unearned Premiums	(22)	2	—	—	(22)	2

Net Premiums Earned	3,116	3,041	—	(1)	3,116	3,040

Net Losses Paid	1,858	1,918	7	19	1,865	1,937
Increase (Decrease) in Outstanding Losses	(190)	(260)	(6)	(19)	(196)	(279)

Net Losses Incurred	1,668	1,658	1	—	1,669	1,658

Expenses Incurred	954	933	—	—	954	933

Dividends Incurred	13	9	—	—	13	9

Statutory Underwriting Income (Loss)	$481	$441	$(1)	$(1)	480	440

Decrease in Deferred Acquisition Costs					(3)	(10)

GAAP Underwriting Income					$477	$430

Ratios After Dividends to Policyholders:

Loss	53.8%	54.7%	* %	* %	53.8%	54.7%
Expense	30.5	30.8	*	*	30.5	30.8

Combined	84.3%	85.5%	* %	* %	84.3%	85.5%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2014	2013	2014	2013	2014	2013

Net Premiums Written	$2,362	$2,264	$776	$774	$3,138	$3,038
Decrease (Increase) in Unearned Premiums	—	10	(22)	(8)	(22)	2

Net Premiums Earned	2,362	2,274	754	766	3,116	3,040

Net Losses Paid	1,426	1,483	439	454	1,865	1,937
Increase (Decrease) in Outstanding Losses	(211)	(278)	15	(1)	(196)	(279)

Net Losses Incurred	1,215	1,205	454	453	1,669	1,658

Expenses Incurred	655	645	299	288	954	933

Dividends Incurred	13	9	—	—	13	9

Statutory Underwriting Income (Loss)	$479	$415	$1	$25	480	440

Decrease in Deferred Acquisition Costs					(3)	(10)

GAAP Underwriting Income					$477	$430

Ratios After Dividends to Policyholders:

Loss	51.7%	53.2%	60.2%	59.1%	53.8%	54.7%
Expense	27.9	28.6	38.5	37.2	30.5	30.8

Combined	79.6%	81.8%	98.7%	96.3%	84.3%	85.5%

Premiums Written as a % of Total	75.3%	74.5%	24.7%	25.5%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2014	2013	2014	2013	2014	2013	2014	2013

Net Premiums Written	$740	$731	$2,765	$2,662	$1,003	$929	$4,508	$4,322
Decrease (Increase) in Unearned Premiums	(16)	(25)	(55)	(64)	(19)	(19)	(90)	(108)

Net Premiums Earned	724	706	2,710	2,598	984	910	4,418	4,214

Net Losses Paid	466	435	1,500	1,456	476	451	2,442	2,342
Increase (Decrease) in Outstanding Losses	13	13	43	(176)	42	45	98	(118)

Net Losses Incurred	479	448	1,543	1,280	518	496	2,540	2,224

Expenses Incurred	227	229	866	878	415	374	1,508	1,481

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$18	$29	$301	$440	$51	$40	$370	$509

Ratios After Dividends to Policyholders:

Loss	66.1%	63.5%	57.0%	49.3%	52.6%	54.5%	57.5%	52.8%
Expense	30.7	31.3	31.3	33.0	41.4	40.3	33.4	34.2

Combined	96.8%	94.8%	88.3%	82.3%	94.0%	94.8%	90.9%	87.0%

Premiums Written as a % of Total	5.9%	6.0%	21.9%	21.8%	8.0%	7.6%	35.8%	35.4%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Net Premiums Written	$1,121	$1,113	$1,644	$1,635	$1,158	$1,091	$1,479	$1,434	$5,402	$5,273
Decrease (Increase) in Unearned Premiums	(4)	2	(16)	11	(51)	(46)	(50)	(3)	(121)	(36)

Net Premiums Earned	1,117	1,115	1,628	1,646	1,107	1,045	1,429	1,431	5,281	5,237

Net Losses Paid	548	560	1,029	1,011	513	494	848	1,001	2,938	3,066
Increase (Decrease) in Outstanding Losses	20	(47)	11	114	134	184	8	(426)	173	(175)

Net Losses Incurred	568	513	1,040	1,125	647	678	856	575	3,111	2,891

Expenses Incurred	411	415	469	473	252	238	505	494	1,637	1,620

Dividends Incurred	1	—	1	—	39	34	—	—	41	34

Statutory Underwriting Income	$137	$187	$118	$48	$169	$95	$68	$362	$492	$692

Ratios After Dividends to Policyholders:

Loss	50.9%	46.0%	63.9%	68.4%	60.6%	67.1%	59.9%	40.2%	59.4%	55.6%
Expense	36.7	37.3	28.6	28.9	22.5	22.5	34.1	34.4	30.5	30.9

Combined	87.6%	83.3%	92.5%	97.3%	83.1%	89.6%	94.0%	74.6%	89.9%	86.5%

Premiums Written as a % of Total	8.9%	9.1%	13.1%	13.4%	9.2%	8.9%	11.7%	11.7%	42.9%	43.1%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2014	2013	2014	2013	2014	2013
Net Premiums Written	$2,381	$2,319	$300	$314	$2,681	$2,633
Decrease (Increase) in Unearned Premiums	(52)	(16)	(1)	1	(53)	(15)

Net Premiums Earned	2,329	2,303	299	315	2,628	2,618

Net Losses Paid	1,550	1,613	62	33	1,612	1,646
Increase (Decrease) in Outstanding Losses	(286)	(218)	7	(11)	(279)	(229)

Net Losses Incurred	1,264	1,395	69	22	1,333	1,417

Expenses Incurred	666	667	130	125	796	792

Dividends Incurred	—	—	4	3	4	3

Statutory Underwriting Income	$399	$241	$96	$165	$495	$406

Ratios After Dividends to Policyholders:

Loss	54.2%	60.6%	23.4%	7.0%	50.8%	54.2%
Expense	28.0	28.7	43.9	40.2	29.7	30.1

Combined	82.2%	89.3%	67.3%	47.2%	80.5%	84.3%

Premiums Written as a % of Total	18.9%	19.0%	2.4%	2.5%	21.3%	21.5%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed			Worldwide Total
	2014	2013	2014		2013	2014	2013
Net Premiums Written	$12,591	$12,228	$1		$(4)	$12,592	$12,224
Decrease (Increase) in Unearned Premiums	(264)	(159)	—		1	(264)	(158)

Net Premiums Earned	12,327	12,069	1		(3)	12,328	12,066

Net Losses Paid	6,992	7,054	38		48	7,030	7,102
Increase (Decrease) in Outstanding Losses	(8)	(522)	(37)		(60)	(45)	(582)

Net Losses Incurred	6,984	6,532	1		(12)	6,985	6,520

Expenses Incurred	3,941	3,893	—		—	3,941	3,893

Dividends Incurred	45	37	—		—	45	37

Statutory Underwriting Income	$1,357	$1,607	$—		$9	1,357	1,616

Increase in Deferred Acquisition Costs						45	59

GAAP Underwriting Income						$1,402	$1,675

Ratios After Dividends to Policyholders:

Loss	56.9%	54.3%	*	%	* %	56.9%	54.2%
Expense	31.4	31.9	*		*	31.4	31.9

Combined	88.3%	86.2%	*	%	* %	88.3%	86.1%

Premiums Written as a % of Total	100.0%	100.0%	0.0%		0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2014	2013	2014	2013	2014	2013
Net Premiums Written	$9,513	$9,126	$3,079	$3,098	$12,592	$12,224
Decrease (Increase) in Unearned Premiums	(197)	(119)	(67)	(39)	(264)	(158)

Net Premiums Earned	9,316	9,007	3,012	3,059	12,328	12,066

Net Losses Paid	5,333	5,465	1,697	1,637	7,030	7,102
Increase (Decrease) in Outstanding Losses	(13)	(647)	(32)	65	(45)	(582)

Net Losses Incurred	5,320	4,818	1,665	1,702	6,985	6,520

Expenses Incurred	2,749	2,720	1,192	1,173	3,941	3,893

Dividends Incurred	45	37	—	—	45	37

Statutory Underwriting Income	$1,202	$1,432	$155	$184	1,357	1,616

Increase in Deferred Acquisition Costs					45	59

GAAP Underwriting Income					$1,402	$1,675

Ratios After Dividends to Policyholders:

Loss	57.4%	53.7%	55.3%	55.6%	56.9%	54.2%
Expense	29.0	29.9	38.7	37.9	31.4	31.9

Combined	86.4%	83.6%	94.0%	93.5%	88.3%	86.1%

Premiums Written as a % of Total	75.5%	74.7%	24.5%	25.3%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) and the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2014	2013	2014	2013
	(dollars in millions)
Annualized Net Income	$2,232	$2,276	$2,100	$2,345
Average Shareholders’ Equity	$16,401	$15,859	$16,325	$15,817

Return on Equity	13.6%	14.4%	12.9%	14.8%

Annualized Operating Income	$2,176	$2,104	$1,858	$2,084
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,699	$14,590	$14,767	$14,240

Operating Return on Equity	14.8%	14.4%	12.6%	14.6%